GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Service, Class P, Class R, and Class R6 Shares of the

Goldman Sachs Dynamic Global Equity Fund

(the “Fund”)

Supplement dated May 24, 2021 to the

Prospectuses and Statement of Additional Information (“SAI”), each dated April 30, 2021, as supplemented to date

Effective immediately, Christopher Lvoff no longer serves as a portfolio manager for the Fund. In addition, effective immediately, Siwen Wu serves as a portfolio manager for the Fund. Neill Nuttall will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Lvoff in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section in the Prospectuses:

Portfolio Managers: Neill Nuttall, Managing Director and Chief Investment Officer, MAS, has managed the Fund since 2019; and Siwen Wu, Vice President, has managed the Fund since 2021.

The following row is added to the table in the “Multi-Asset Solutions Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Siwen Wu Vice President	Since 2021	Mr. Wu is a Vice President in the Multi-Asset Solutions
Group. He is a portfolio manager focused on multi-
asset investment funds, institutional clients and
alternative risk premia strategies. Mr. Wu joined the
firm in 2011.

This Supplement should be retained with your Prospectuses and SAI for future reference.

DYNGLEQTBDSTK 05-21